UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 27, 1997



                     THE QUAKER OATS COMPANY
     (Exact name of registrant as specified in its charter)

       New Jersey          1-12                36-1655315
       (State or other     (Commission         (IRS Employer
       jurisdiction of     File Number)        Identification No.)
       incorporation)


    Quaker Tower P.O. Box 049001 Chicago, Illinois  60604-9001
            (address of principal executive offices)


 Registrant's telephone number, including area code      312-222-7111


   (Former name or former address, if changed since last report.)


Item 5.  Other Events

On March 27, 1997, The Quaker Oats Company, a New Jersey corporation and the Registrant herein (the Company) , announced a definitive agreement to sell 100 percent of its shares of its wholly-owned subsidiary, Snapple Beverage Corp., a Delaware corporation, to Triarc Companies, Inc., a Delaware corporation, for $300 million. The transaction is subject to certain conditions, including the receipt of appropriate regulatory approval. Additional information regarding the transaction is provided in the Company's News Release dated March 27, 1997, made a part hereof as Exhibit (99).




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     THE QUAKER OATS COMPANY




                                    By       /s/Thomas L. Gettings
                                             Thomas L. Gettings
                                             Vice President and
                                             Corporate Controller



Date:  April 2, 1997




                          EXHIBIT INDEX





     Exhibit                   Exhibit                            Paper (P) or
      Number                 Description                         Electronic (E)

        (99)           News Release dated March 27, 1997 -            (E)
                       "Quaker Oats Announces Definitive
                       Agreement for Sale of Snapple Business
                       to Triarc Companies, Inc."